SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 22, 1998


                            PROVIDENT COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                       1-11834          62-1598430
(State or other jurisdiction         (Commission      (IRS Employer
     of incorporation)               File Number)     Identification No.)





     1 Fountain Square
   Chattanooga, Tennessee                               37402
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (423) 755-1011



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         Provident Companies, Inc., a Delaware corporation ("Provident"), announced on November 23, 1998 that it had entered into an Agreement and Plan of Merger, dated as of November 22, 1998 (the "Merger Agreement"), between UNUM Corporation, a Delaware corporation ("UNUM"), and Provident pursuant to which UNUM and Provident will merge (the "Merger") under the name UNUMProvident Corporation ("UNUMProvident").

         As more specifically set forth in the Merger Agreement, (1) each issued and outstanding share of UNUM's common stock, par value $.10 per share (the "UNUM Common Stock"), other than shares owned by Provident or UNUM, will be converted into one validly issued, fully paid and nonassessable share of the common stock of UNUMProvident, par value $.10 per share (the "UNUMProvident Common Stock"), and (2) each issued and outstanding share of Provident's common stock, par value $1.00 per share (the "Provident Common Stock"), shall be reclassified and converted into 0.730 of a validly issued, fully paid and nonassessable share of UNUMProvident Common Stock.

         Provident and UNUM have also entered into reciprocal stock option agreements. Provident has granted UNUM an option to purchase 26,945,874 shares of Provident's common stock (19.9% of Provident's issued and outstanding common stock) pursuant to a Stock Option Agreement, dated as of November 22, 1998 (the "Provident Stock Option Agreement"), between Provident and UNUM. UNUM has also granted Provident an option to purchase 27,563,644 shares of UNUM's common stock (19.9% of UNUM's issued and outstanding common stock) pursuant to a Stock Option Agreement, dated as of November 22, 1998 (the "UNUM Stock Option Agreement" and, together with the Provident Stock Option Agreement, the "Option Agreements"), between UNUM and Provident. Each option is triggered upon the occurrence of specified events set forth in the Option Agreements. The preceding is qualified in its entirety by reference to the Option Agreements, which are attached as Exhibits hereto and which are incorporated herein by reference.

         The Merger is subject to certain regulatory approvals as well as to adoption of the Merger Agreement by the stockholders of UNUM and the stockholders of Provident and approval of the issuance of UNUMProvident Common Stock pursuant to the Merger Agreement by the holders of Provident Common Stock.

         The preceding is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as an Exhibit and which is incorporated herein by reference.



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


Item 7.  Exhibits.

 2.1 Agreement and Plan of Merger, dated as of November 22, 1998, between UNUM Corporation and Provident Companies, Inc.

10.1 Stock Option Agreement, dated as of November 22, 1998, by and between Provident Companies, Inc. and UNUM Corporation, as Grantee.

10.2 Stock Option Agreement, dated as of November 22, 1998, by and between UNUM Corporation and Provident Companies, Inc., as Grantee.

99.1 Text of Press Release, dated November 23, 1998, issued by UNUM Corporation and Provident Companies, Inc.
















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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROVIDENT COMPANIES, INC.


                                        By:     /s/ Thomas R. Watjen
                                        Name:   Thomas R. Watjen
                                        Title:  Vice Chairman and Chief
                                                Financial Officer



Date: November 24, 1998




























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